EXHIBIT 10.252

                                    FORM OF
                     AMENDMENT NO. 2 TO FINANCING AGREEMENTS

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                                    FORM OF
                     AMENDMENT NO. 2 TO FINANCING AGREEMENTS

                                   December 30, 1994


Electronic Associates, Inc.
185 Monmouth Parkway
West Long Branch, New Jersey 07764

Gentlemen:

          Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and Electronic Associates, Inc., a New Jersey corporation (together with its successors and assigns, "Borrower") have entered into certain financing Arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated August 13, 1993, between Congress find Borrower (the "Accounts Agreement"), together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Agreement, dated August 13, 1993, between Congress and Borrower (the "Covenant Supplement"), as amended by Amendment No. 1 to Financing Agreements dated March 29, 1994, and various agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, (as the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

          Borrower and Guarantor have requested that Congress (i) amend the Financing Agreements to evidence Congress' consent to certain loans made by Borrower to each of Charles A. Milo, Tanon Manufacturing, Inc. and BarOn Technologies Ltd., and (ii) consent to the proposed acquisition by Borrower of all of the issued and outstanding capital stock of Tanon Manufacturing, Inc. and certain transactions related thereto, Congress is willing to so amend the Financing Agreements and to so consent upon and subject to the terms and conditions contained herein.

          In consideration of the foregoing, the parties hereto hereby agree as follows:

          1.   Definitions.

               (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:


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                    (i) "Acquisition Subsidiary" shall mean EA Acquisition
Corp., a Pennsylvania Corporation and a wholly-owned Subsidiary of Borrower, and its successors and assigns.

                    (ii) "BarOn" shall mean BarOn Technologies Ltd., formerly known as BarOn R & D Ltd., an Israeli corporation, and its successors and assigns.

                    (iii) "BarOn Loan Note" shall mean the Promissory Note, dated October 20, 1994, by BarOn payable to order of Borrower in the original principal amount of $500,000, and all amendments, extensions, renewals, replacements, substitutions and restatements thereof.

                    (iv) "BarOn Loan Documents" shall mean the Business Loan Agreement dated as of October 20, 1994, between BarOn and Borrower, the BarOn Loan Note, and any and all other related agreements, documents, instruments at any time executed and/or delivered by BarOn or its stockholders or other Affiliates with, to or in favor of Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                    (v)  "Milo" shall mean Charles A. Milo, an
individual, and his successors, assigns and heirs.

                    (vi) "Milo Loan Note" shall mean the Promissory Note, dated ___________________ by Milo payable to the order of Borrower in the original principal amount of $160,000, and all amendments, extensions, renewals, replacements, substitutions and restatements thereof.

                    (vii) "Milo Loan Documents" shall mean the Milo Loan Note, and any and all other related agreements, documents, instruments at any time executed and/or delivered by Milo with, to or in favor of Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                    (viii) "Spalliero" shall mean Joseph R. Spalliero, and his heirs, administrators, executors, representatives, successors and assigns.

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                    (ix) "Spalliero Loan Note" shall mean the Promissory Note, to be dated as of the effective date of the Tanon Merger, by Spalliero payable to the order of Borrower in the original principal amount of $1,000,000, and all amendments, extensions, renewals, replacements, substitutions and restatements thereof.

                    (x) "Tanon" shall mean Tanon Manufacturing, Inc., a California corporation, and its successors and assigns.

                    (xi) "Tanon Acquisition Agreements" shall mean the Tanon Merger Agreement and any and all agreements, documents, instruments at any time executed and/or delivered pursuant to or in connection with the Tanon Merger Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                    (xii) "Tanon Investment Documents" shall mean the Business Loan Agreement, dated September 8, 1994, between Tanon and Borrower, the Tanon Loan Note, the other Tanon Securities, and any and all related agreements, documents, instruments at any time executed and/or delivered by Tanon or its stockholders or other Affiliates with, to or in favor of Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                    (xiii) "Tanon Loan Note" shall mean the Promissory Note, dated September 8, 1994, by Tanon payable to the order of Borrower in the original principal amount of $1,000,000, and all amendments, extensions, renewals, replacements, substitutions and restatements thereof.

                    (xiv) "Tanon Securities" shall mean, individually and collectively, the Tanon Loan Note and all debt or equity securities of Tanon into which such Note may be converted or exchanged, together with additional debt or equity securities of Tanon issued to Borrower in consideration of an additional loan or investment by Tanon in the principal amount of $1,000,000 made on or after the date hereof pursuant to or in connection with the Tanon Merger Agreement, and all amendments, extensions, renewals, replacements, substitutions and restatements thereof.

                    (xv) "Tanon Merger" shall mean the merger of Acquisition Subsidiary with and into Tanon, which will be the surviving corporation, pursuant to which merger the stockholders of Tanon shall receive solely voting common stock of Borrower (subject to dissenters' rights), upon the terms and conditions set forth in the Tanon Merger Agreement.

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                    (xvi) "Tanon Merger Agreement" shall mean the Agreement and
Plan of Reorganization, dated December 12, 1994, by and among Borrower, Acquisition Subsidiary, Tanon and Spalliero pursuant to which, inter alia, Acquisition Subsidiary has agreed to merge with and into Tanon, with Tanon as the surviving corporation.

               (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those capitalized terms used and/or defined in the recitals hereto, shall have the respective meanings set forth in the Financing Agreements.

          2.   Permitted Loans and Investments.

               (a) Effective as of the date of the Milo Loan Note (i) the word "and" appearing at the end of Section 4.5(d) is hereby deemed deleted in its entirety, (hi) a semicolon is hereby deemed added to the end of Section 4.5(e) and (iii) the following new Section 4.5(f) is hereby deemed inserted into the Covenant Supplement immediately following Section 4.5(e) thereof:

                    "(f) a loan to Milo in the principal amount of $160,000
               evidenced by the Milo Loan Note and secured by certain shares of Borrower pledged by Milo in favor of Borrower pursuant to the Milo Loan Documents;".

               (b) Effective as of September 8, 1994, the following new Section 4.5(g) is hereby deemed inserted into the Covenant Supplement immediately following new Section 4.5(f) thereof:

                    "(g) a loan to Tanon in the principal amount of $1,000,000 evidenced by the Tanon Loan Note and secured by all of the personal property of Tanon pursuant to the Tanon Investment Documents, which loan may be converted into or exchanged for other Tanon Securities prior to the Tanon Merger;".

               (c) Effective as of the date hereof, the following new Section 4.5(h) is hereby deemed inserted into the Covenant Supplement immediately following new Section 4.5(g) thereof:

                    (h) a loan to or equity investment in Tanon prior to the
               Tanon Merger in the principal amount of $1,000,000, evidenced by Tanon Securities issued to Borrower provided the funds used to make such loan or investment are obtained by Borrower from the proceeds of its prior sales of securities and/or the exercise of Borrower's Class C warrants."


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               (d) Effective as of October 20, 1994, the following new Section
4.5(1) is hereby deemed inserted into the Covenant Supplement immediately following new Section 4.5(h) thereof:

                    "(i) a loan to BarOn in the principal amount of $500,000
               evidenced by the BarOn Loan Note;".

               (e) Effective as of the date upon which the Tanon Merger is Consummated, the following new Sections 4.5(j) and (k) are hereby deemed inserted into the Covenant Supplement immediately following new Section 4.5(i) thereof:

                    (j) a non-recourse loan to Spalliero in the principal amount of $1,000,000 evidenced by the Spalliero Loan Note and secured by 192,308 shares of common stock of Borrower; and

                    (k) indemnification obligations by Borrower in favor of
               Spalliero in respect of the contingent obligations of Spalliero arising pursuant to the guarantees by Spalliero of certain indebtedness, liabilities and obligations of Tanon, to the extent such guarantees are set forth in Section 4.AA of the Disclosure Schedule to the Tenon Merger Agreement."

               (f) Notwithstanding the foregoing amendments, Congress has not, as of the execution and delivery of this Amendment, consented to or approved any additional loans to or by, investments in, transfers of assets or property to or from Borrower, or other transactions between Borrower and any one or more of Milo, Tanon, Spalliero or BarOn, whether or not provided for or contemplated by the Milo Loan Documents, the Tanon Investment Documents, the Tanon Acquisition Agreements, the BarOn Loan Documents or any letters of intent, agreements or instruments now or hereafter entered into between or among Borrower and any of Milo, Tanon, Spalliero or BarOn, or any persons affiliated therewith, and whether or not disclosed to or discussed with Congress, except only those other or further loans, investments, transfers of assets or property, or other transactions, if any, as to which a further written consent or amendment executed by Congress expressly with respect thereto, is executed and delivered to Borrower after the execution and delivery of this Amendment.


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          3.   Consent to Tanon Merger. Subject to the other terms
hereof, Congress hereby consents to the Tanon Merger; provided, however, that

               (i) all of the conditions precedent to Borrower's and Acquisition Subsidiary's obligations to close the Tanon Merger, as set forth in the Tanon Merger Agreement are fulfilled and not merely waived, except with Congress' further written consent,

               (ii) Congress' consent to the Tanon Merger is limited to a consent to the exchange of Borrower's voting common stock representing no more than a twenty (20%) voting interest on a fully diluted basis, for all of the issued and outstanding capital stock of Tanon, other than any capital stock of Tanon owned by Borrower (which shall be cancelled upon the Tanon Merger without payment or dissenter's rights), and except for sums paid or payable to those stockholders of Tanon exercising or asserting dissenters' rights,

               (iii) Borrower has received by the time of the Tanon Merger, in immediately available funds, from the exercise of outstanding Class C warrants of Borrower, an amount sufficient and to be used by Borrower (A) to fund the loans evidenced by the Spalliero Loan Note and, to the extent not funded with the proceeds of Borrower's prior sales of securities, the additional loan or investment of $1,000,000 made by Borrower as permitted under new Section 4.5(h) of the Covenant Supplement added by this Amendment, (B) to pay the signing bonus to Spalliero pursuant to the Tanon Merger Agreement and (C) to pay the dissenting stockholders of Tanon, if any, (but in any event excluding Borrower, whose shares of capital stock of Canon shall be cancelled upon the Tanon Merger without payment or dissenter's rights) the funds necessary to satisfy any additional amounts to which such dissenting stockholders may be or become entitled to receive through appraisal proceedings or any settlement thereof, and the costs and expenses of appraisal proceedings, (such additional amounts, costs and expenses, the "Dissenters' Payments"), and

               (iv) Congress' consent under this paragraph 3 shall not extend to any loans, investments, transfers of assets or property or other or further actions or transactions contemplated or provided to be taken under the terms of the Tanon Merger Agreement or other Tanon Acquisition Agreements, or any letter of intent, instrument or agreement now or hereafter entered into in connection therewith or relating thereto, whether or not disclosed to or discussed with Congress, except (A) the loans, investments and indemnifications by Borrower permitted in new Sections 4.5 (g), (h), (j) and (k) of the Covenant Supplement (as added hereby) and (B) only those other or further loans, investments, transfers of assets or property, or other actions or transactions, if any, as to which a further written consent executed by Congress expressly with respect thereto is executed and delivered to Borrower after the execution and delivery of this Amendment.


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          4. Application of Financial Covenants and Financial Reporting.
Effective upon the closing of the Tanon Merger as consented to herein, the terms "Consolidated Tangible Net Worth" and "Consolidated Working Capital", as each are defined in the Covenant Supplement, shall not, for purposes of the financial covenants set forth in Sections 4.11 and 4.12 of the Covenant Supplement, include any assets or liabilities of Tanon or any Subsidiary of Tanon, notwithstanding that Tanon will then be a Subsidiary of Borrower. All financial reports under the Financing Agreements required to be delivered to Congress on a consolidated basis for Borrower and its Subsidiaries shall be delivered on a consolidated and consolidating basis, including the financial statements for Tanon and its Subsidiaries.

          5.   Representations, Warranties and Covenants.
Borrower hereby represents, warrants and covenants to and in favor of Congress as follows which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

               (a) No Event of Default has occurred or existed on the date hereof, and no event has occurred or condition exists which, with notice or lapse of time or both, would constitute an Event of Default.

               (b) The Tanon Merger Agreement and each of the other Tanon Acquisition Agreements have been duly authorized, executed and delivered by the parties thereto.

               (c) All actions and proceedings required by the Tanon Merger Agreement and applicable law or regulation, have been duly and validly taken.

               (d) Borrower has delivered, or caused to be delivered to Congress, a true, correct and complete copy of the Milo Loan Documents, the Tanon Investment Documents, the Tanon Merger Agreement, each of the other Tanon Acquisition Agreements, and the BarOn Loan Documents and each of the other documents, agreements and instruments to be executed and/or delivered in connection with the transactions contemplated thereunder.


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               (e) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Tanon Acquisition Agreements and no governmental or other action or proceeding has been commenced or, to the best of Borrower's knowledge, threatened seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Tanon Acquisition Agreements.

               (f) Borrower shall, upon the consummation of the Tanon Merger, deliver to Congress a certified copy of the Certificates of Merger filed in the offices of the Secretary of State of Pennsylvania and California with respect to the Tanon Merger.

               (g) The loans and investments made by Borrower to or in Tanon, the loan by Borrower to Spalliero and the signing bonus received by Spalliero pursuant to the Tanon Merger Agreement from Borrower and any Dissenters' Payments will all be funded solely by proceeds which Borrower received from prior sales of Borrower's securities or from the exercise of certain outstanding Class C warrants of Borrower.

               (h) Upon consummation of the Tanon Merger, holders of not more than two (2%) percent of the outstanding common stock of Tanon (excluding any shares owned by Borrower immediately prior to the Tanon Merger) shall have exercised or asserted or be entitled thereafter to exercise or assert dissenters' rights with respect to the Tanon Merger, all other holders of common stock of Tanon having consented to the Tanon Merger or, as of the consummation of the Tanon Merger, no longer having the right to exercise or assert dissenters' rights with respect to the Tanon Merger (any such shares of Tanon owned by Borrower to be cancelled upon the Tanon Merger without payment or dissenter's rights).

          6. Confirmatory Pledge, Assignments. Borrower hereby pledges and assigns as Collateral to Congress, and grants to Congress a security interest in, all of the right, title and interest of Borrower (but not its obligations) in and to the Milo Loan Documents, the Tanon Investment Documents (including all securities into which the Obligations evidenced by the Tanon Loan Note are converted or exchanged and all other Tanon Securities), the Tanon Acquisition Agreements and the BarOn Loan Documents, including, without limitation, all obligations to Borrower thereunder and all collateral security for such obligations, and the proceeds thereof, all as additional Collateral for the Obligations, and confirms its prior pledges, assignments as Collateral and grants of security interests in favor of Congress in all of the foregoing, pursuant to the Financing Agreements.

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          7.   Conditions Precedent. The effectiveness of the
amendments and consents contained herein shall be subject to the satisfaction of the following additional condition precedents:

               (a) the receipt by Congress, as pledgee, as part of the Collateral, of the original Milo Loan Note, Tanon Securities and BarOn Loan Note, each duly endorsed by borrower to the order of Congress or accompanied by a stock power signed in blank and undated, as applicable, together with assignments and/or delivery of the collateral security securing such notes or securities;

               (b) the receipt by Congress of true, correct and complete copies of all of the other Milo Loan Documents, Tanon Investment Documents, Tanon Merger Agreement and each of the other Tanon Acquisition Agreements, and BarOn Loan Documents, duly authorized, executed and delivered by the respective parties thereto;

               (c) Borrower shall have obtained and provided evidence to Congress that it has obtained all required consents or approvals of any governmental authority or other persons, other than Congress, to the execution, delivery and performance of the Milo Loan Documents, the Tanon Investment Documents, the Tanon Merger Agreement and each of the other Tanon Acquisition Agreements and the BarOn Loan Documents and each of the transactions contemplated thereunder;

               (d) Borrower shall have obtained and delivered to Congress a certified copy of the Certificate of Incorporation of Acquisition Subsidiary and a Certificate of Good Standing with respect thereto;

               (e) the receipt by Congress of the legal opinion delivered by counsel for Borrower under the terms of the Tanon Merger Agreement containing an express provision authorizing Congress to rely on such opinion or accompanied by a separate letter from such counsel authorizing Congress to rely thereon; and

               (f) the receipt by Congress of an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantor.

          8. Additional Events of Default. In addition to the Events of Default set forth in the Financing Agreements, any event of default by Borrower or any other party to the Tanon Acquisition Agreements, the Milo Loan Documents, the Tanon Investment Documents and the BarOn Loan Documents, under such document, shall be deemed to be an Event of Default under the Financing Agreements.

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          9.   Miscellaneous.

               (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

               (b) Effect of this Amendment. Except as modified pursuant hereto, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or Guarantor or to entitle Borrower or Guarantor to any other consent.

               (c) Further Assurances. Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

               (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.


                                   Very truly yours,

                                   CONGRESS FINANCIAL CORPORATION


                                   By:____________________________

                                   Title:_________________________









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AGREED:

ELECTRONIC ASSOCIATES, INC.

By:____________________________

Title:_________________________


CONSENTED:

MILOTEC S.A. DE C.V.

By:____________________________

Title:_________________________




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